USA Truck

Forward-Looking Statement

This information and statements made at the Stephens Inc. Fall Investment Conference may contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of
1934, as amended. These statements generally may be identified by their use of terms or phrases such as “expects,” “estimates,” “anticipates,” “projects,” “believes,”
“plans,” “intends,” “may,” “will,” “should,” “could,” “potential,” “continue,”
“future,” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form
10-K, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed at the Stephens Inc. Fall Investment Conference might not occur.

USA TRUCK

- External Realities
- Internal Capabilities
- The Strategy
- Supporting Initiatives
- The Wrap-Up

1.1
2.1
2.2
2.5
3.8
3.9
USAK
Asset-Based TL
Asset Based Logistics
TL
Intermodal
Non-Asset Based Logistics

Our Stock is Under-Valued

As of November 10, 2008

Price to Book Multiples

Market Rejected Growth Strategy

USAK is the 2nd fastest growing name in TL Group*over past 10 years
(14.3% revenue CAGR), but…….

  7th out of 9: EBITDA Growth CAGR

  8th out of 9: Average ROCE and ROIC

  2nd Largest Spread:  Revenue CAGR and EBITDA CAGR (850 BPS)

  2nd Largest Spread:  Revenue CAGR and Net Income CAGR (500 BPS)

  Largest Spread:  Revenue CAGR and ROCE (930 BPS)

  Largest Spread:  Revenue CAGR and ROIC (950 BPS)

USAK has the 8th ranked 10-year Stock Price CAGR (1.0%)

*CLDN, CVTI, HTLD, JBHT, KNX, MRTN, PTSI, USAK and WERN

Source: SEC Documents and Stephens Inc.

USA TRUCK

Price : Book Value
Earnings Growth
Return on Capital
("ROC")

3-Year Earnings Growth
3-Year ROC

ROC Drives Stock!

Copeland’s Value Mountain

  Revenue Growth vs. Stock Price:                        Low Correlation         + 27%

  Operating Ratio vs. Stock Price:                          Lowest Correlation                               -   2%

  EBIT Growth vs. Stock Price:   High Correlation                                 + 74%

  ROCE vs. Stock Price:                                    Highest Correlation                       + 79%

Stock Performance Drivers

Lane’s Value Mountain

*SEC Documents and Stephens Inc.

Applied to T&L Industry

Confirms Copeland’s Theory

USA TRUCK
14%
12%
10%
8%
6%
4%
2%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Good
Great

Divergent Business Models

1,190 BPS

270 BPS

Operating Margin Comparison

2007 Average LOH = 829

2007 Average LOH = 550

USA TRUCK

External Realities
Internal Capabilities
The Strategy
Supporting Initiatives
The Wrap-Up

USA TRUCK

Chairman
Robert Powell
Tenure: 49
1,086,900 Shares (9.2%)
President & CEO
Cliff Beckham
Age: 36 Tenure: 15
67,082 Shares (0.6%)
Corporate Strategy
Craig Shelly
Age: 32 Tenure: 9
23,921 Shares (0.2%)
CFO
Darron Ming
Age: 34 Tenure: 11
29,540 Shares (0.3%)
COO
Garry Lewis
Age: 63 Tenure: 34
81,666 Shares (0.7%)
Safety, Legal
Rodney Mills
Age: 44 Tenure: 5
22,219 Shares (0.2%)
People
Mike Weindel
Age: 40 Tenure: 18
42,056 Shares (0.4%)
Information Services
Rick Davis
Age: 50 Tenure: 13
12,316 Shares (0.3%)
Sales
Chad Van Kooten
Age: 40 Tenure: 13
25,255 Shares (0.2%)
Operations
Eric Brown
Age: 41 Tenure: 17
40,463 Shares (0.4%)
HR
Burton Weis
Age: 38 Tenure: 16
30,690 Shares (0.3%)

Strong Core

Other
67.9%
1
6.5%
2
4.6%
3
3.8%
4
3.3%
5
3.3%
6
2.9%
7
2.5%
8
2.2%
9
1.6%
10
1.5%

Strong Core

Deep, Diverse Customer Base

Other*
7.1%
Retail/Wholesale
21.1%
Manufacturing
56.0%
Transportation &
Energy
15.8%

Strong Core

Industries Serviced

$1.25
$1.33
$1.41
$1.21
$1.35
$1.38
USAK
Peer A
Peer B
Peer C
Peer D
Peer E

Best-In-Class Cost Structure

Operating Cost per Mile*

* Asset-based operations only for quarter ended September 30,
2008 Source:  SEC Documents and USA Truck, Inc.

USA TRUCK

External Realities
Internal Capabilities
The Strategy
Supporting Initiatives
The Wrap-Up

USA TRUCK
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
TTM
Cost of Capital
Return on Capital
Goal

A New Business Strategy

A Fresh Operating Strategy

Preserve the Core:

  Customer base

  Cost discipline

  Service culture

Trucking Segment:

  Restrict capacity growth

  Build profitable freight flows

   Reduce length of haul

  Increase use of asset-light owner operators (120/5%)

Strategic Capacity Solutions (SCS) Segment:

  Aggressive growth in asset-light Brokerage & Intermodal

  Compliment our Trucking Operations

  Flexible capacity for customers

  Strong return on capital

The VEVA*Plan

August 2007

December 2013

December 2010

PHASE II – Earnings Growth

* We call our strategic plan Vision for Economic Value-Added, or VEVA

1.0 x Book Value

2 % ROC

98% O.R.

3.0 x Book Value

10% ROC

89% O.R.

4.0 x Book Value

≥ 10% ROC

≥ 10% EBIT CAGR

< 89% O.R.

The Results We’ll Need

Consistent Earnings

Earn our Cost of Capital

Positioned for Long-Term Growth

How We'll  Do It

Culture (Mission, Core Values)

Project Velocity

War on Accidents

Limit Capacity/Yield Management

Cost Management

Expand Owner Operator Fleet

Improve Brokerage Model

Launch Intermodal Model

Project Tech

Project People

The Results We’ll Need

Sustained Earnings Growth > 10%

Positive Economic Value Added

How We’ll Do It

Intermodal Growth

Brokerage Growth

Niche Dedicated Launch

General Freight Acquisitions

Productivity Gains

Share Repurchases/Dividends

PHASE I – Margin Expansion

External Realities

Internal Capabilities

The Strategy

Supporting Initiatives

The Wrap-Up

Loaded Miles per Trip
950
900
850
800
750
885
784
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Project Velocity

Our Mileage Addiction

Length of Haul

787
726
2007 YTD
2008 YTD

Empty %

11.0%
10.2%
2007 YTD
2008 YTD

Velocity

2.80
2.55
2007 YTD
2008 YTD

Rev/Truck/Week

2,933
2,873
2007 YTD
2008 YTD

Loads

277,980
256,152
2007 YTD
2008 YTD

Velocity Effect

Nine Months Ended September 30

% of Required Velocity
105%
100%
95%
90%
85%
80%
75%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2008

Project Velocity

Performance History

March 22 to
September 30

150
140
130
120
110
100
90
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Large Truckload
Small Truckload
USAK-Asset Based
*Large and Small Truckload data from ATA Trucking Activity

Yield Management

Base Revenue per Paid Mile (2000 = 100)

4.7%
CAGR

1.1%
CAGR

4.4%
4.5%
6.2%
4.7%
5.9%
6.4%
7.8%
6.9%
7.0%
8.0%
8.0%
7.3%
0.7
0.6
0.7
0.8
0.9
1.1
1.3
0.7
0.7
1.1
1.1
0.8
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
YTD 2007
YTD 2008
Insurance & Claims Expense as a % of Base Revenue
DOT Accidents per Million Miles

The War on Accidents

Insurance & Claims

$2,035
$2,687
$2,418
$1,984
$3,399
$4,380
$4,751
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

$105
$63
$146
$111
$216
$304
$384
$718
$957
J-08
F-08
M-08
A-08
M-08
J-08
J-08
A-08
S-08

Strategic Capacity Solutions

Freight Brokerage Growth*

Intermodal Growth*

*Base Revenue (excludes fuel surcharge) in Thousands

Project Tech

Software Application

Hardware Platform

Developer

Year Installed

Age

Accounts Payable

Mainframe

3rdParty

Accounting

Mainframe

3rdParty

Risk Management

Mainframe

Custom

Operations

Mainframe

Custom

Accounts Receivable

Mainframe

Custom

Maintenance

Mainframe

Custom

Website

Mainframe

Custom

Driver Recruiting

Mainframe

Custom

Lane Analysis

Server

3rdParty

Business Intelligence

Server

3rdParty

Customer Relationship Mgmt

Server

3rdParty

Aging Technology Infrastructure

October 2008

First Quarter 2009

Fourth Quarter 2008

Third Quarter 2009

Third Quarter 2009

January 2008

October 2008

January 2008

1985                         23

1995                         13

1999                           9

Project People

USAK – 1/1/2008             3.2 : 1

Peer Average – 2007                          3.8 : 1

Best-in-Class       – 2007                     6.0 : 1

USAK – 9/30/08                                                 3.5 : 1

Driver to Non-Driver Ratio

Education Level

Fort Smith MSA

National Average

Less than High School

27%

20%

Bachelor’s degree or higher

13%

24%

USA TRUCK

External Realities
Internal Capabilities
The Strategy
Supporting Initiatives
The Wrap-Up

Why Invest In USA Truck?

We have a solid core of
service, cost discipline
and a diverse customer
portfolio.

Our stock is trading at
a deep discount to our
industry peers.

We have a vision and a
plan to create
shareholder value.

USA Truck